GMO TRUST                                                             Prospectus
                                                                   June 30, 2004

-  INTERNATIONAL INTRINSIC VALUE FUND

                                               ---------------------------------
                                               - INFORMATION ABOUT OTHER
                                                FUNDS OFFERED BY GMO
                                                TRUST IS CONTAINED IN
                                                SEPARATE PROSPECTUSES.

                                               - SHARES OF THE FUND
                                                DESCRIBED IN THIS
                                                PROSPECTUS MAY NOT BE
                                                AVAILABLE FOR PURCHASE IN
                                                ALL STATES. THIS PROSPECTUS
                                                DOES NOT OFFER SHARES IN ANY
                                                STATE WHERE THEY MAY NOT
                                                LAWFULLY BE OFFERED.

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
40 ROWES WHARF - BOSTON, MASSACHUSETTS 02110

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
SUMMARY OF FUND OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES,
  AND PRINCIPAL RISKS.......................................     2
SUMMARY OF FUND PERFORMANCE AND FEES AND EXPENSES...........     4
DESCRIPTION OF PRINCIPAL RISKS..............................     5
MANAGEMENT OF THE FUND......................................     8
DETERMINATION OF NET ASSET VALUE............................     8
HOW TO PURCHASE SHARES......................................     9
HOW TO REDEEM SHARES........................................    11
MULTIPLE CLASSES............................................    12
DISTRIBUTIONS AND TAXES.....................................    13
FINANCIAL HIGHLIGHTS........................................    16
ADDITIONAL INFORMATION..................................back cover
SHAREHOLDER INQUIRIES...................................back cover
DISTRIBUTOR.............................................back cover

 GMO INTERNATIONAL INTRINSIC VALUE FUND

                                                                              FUND CODES
                                                              -------------------------------------------
                                                                         Ticker    Symbol        Cusip
                                                                         ------  -----------  -----------
                                                              Class II   GMICX   IntlIntrVal  362007 20 5
                                                              Class III  GMOIX   IntlIntrVal  362007 30 4
Fund Inception Date: 3/31/87                                  Class IV   GMCFX   IntlIntrVal  362008 83 1

     The following summary describes the Fund's investment objective, principal investment strategies, and principal risks. The summary is not designed to be all-inclusive, and the Fund may make investments, employ strategies, and be exposed to risks that are not described in the summary. More information about the Fund's investments and strategies is set forth in the Statement of Additional Information ("SAI"). See the back cover of this Prospectus for information about how to receive the SAI. The Fund's Board of Trustees ("Trustees") may change the Fund's investment objective and policies without shareholder approval unless the objective or policy is identified in this Prospectus or the SAI as "fundamental." The Fund's investment objective is fundamental and may not be changed without shareholder approval. The Fund's investment manager is Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). See "Management of the Fund" for a description of the Manager.

INVESTMENT OBJECTIVE

     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically invests in a diversified portfolio of equity investments from developed markets outside the U.S.

     The Manager uses proprietary research and multiple quantitative models to evaluate and select individual stocks, countries, and currencies based on several factors, including:

     - Stocks - valuation, firm quality, and improving fundamentals;

     - Countries - stock market valuation, positive GDP trends, positive market sentiment, and industrial competitiveness; and

     - Currencies - export and producer price parity, balance of payments, interest rate differential, and relative strength of currencies.

     The factors considered by the Manager and the models used may change over time. In using these models to construct the Fund's portfolio, the Manager expects that stock selection will reflect a significant bias for value stocks over growth stocks.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter ("OTC") derivative instruments, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); (iii) manage risk by implementing shifts in investment exposure; and (iv) adjust its foreign currency exposure. The Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, or to hold net aggregate foreign currency exposure in excess of the net assets of the Fund. However, the Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. The Fund may also take active overweighted and underweighted positions in particular currencies relative to its benchmark. When used in this Prospectus, the term "investments" includes both direct investments and indirect investments (e.g., investments in another Fund, derivatives, and synthetic instruments with economic characteristics similar to the underlying asset).

     The Manager is not obligated to and generally will not consider tax consequences when seeking to achieve the Fund's investment objective (e.g., the Fund may engage in transactions that are not tax efficient for shareholders subject to U.S. federal income tax). Based on its assessment of market conditions, the Manager may trade securities in the portfolio more frequently at some times than at others. High turnover rates may adversely affect the Fund's performance by generating additional expenses and may result in additional taxable income passed through by the Fund to its shareholders. See "Financial Highlights" for the Fund's historical portfolio turnover rate.

BENCHMARK

     The Fund's benchmark is the S&P/Citigroup Primary Market Index ("PMI") Europe, Pacific, Asia Composite ("EPAC") Value Style Index, an independently maintained and published index composed of stocks in the EPAC regions of the PMI that have a value style. The PMI is the large-capitalization stock component of the S&P/Citigroup Broad Market Index ("BMI")(which includes listed shares of companies from developed and emerging market countries with a total available market capitalization of at least the local equivalent of USD100 million), representing the top 80% of available capital of the BMI in each country and including about 25% of the BMI issues.

PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

- Market Risk - Value Securities - Certain equity securities ("value securities") are purchased primarily because they are selling at a price lower than what the Manager believes to be their true value. The Fund bears the risk that the companies that issued those securities may not overcome the adverse business developments or other factors causing their securities to be out of favor, or that the market may not recognize the value of those companies, such that the price of their securities may decline or may not approach the value that the Manager anticipates.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments.

- Liquidity Risk - The Fund's ability to sell securities may be adversely affected by market size or legal restrictions.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments in securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, it is exposed to the risk that the U.S. dollar will decline relative to the hedged currency.

     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty) and Management Risk (e.g., risk that the Manager's techniques fail to produce the desired results).

PERFORMANCE
     The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of two broad-based indices. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are themselves tax-exempt or who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
[Graph]

                                                                INTERNATIONAL INTRINSIC VALUE FUND (%)
                                                                --------------------------------------
1994                                                                              4.15
1995                                                                             10.32
1996                                                                              9.55
1997                                                                              0.92
1998                                                                             13.60
1999                                                                             14.62
2000                                                                             -1.40
2001                                                                            -12.11
2002                                                                             -0.59
2003                                                                             43.51

                        Highest Quarter: 21.54% (2Q2003)
                        Lowest Quarter: -15.14% (3Q1998)
                      Year-to-Date (as of 3/31/04): 6.26%

                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2003

----------------------------------------------------------------------------
                                  1 YEAR   5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------

 CLASS II                                                       9/26/96

----------------------------------------------------------------------------
 RETURN BEFORE TAXES              43.39%    7.13%        N/A       7.65%

----------------------------------------------------------------------------
 S&P/CITIGROUP PMI EPAC VALUE
  STYLE INDEX(a)                  42.12%    3.07%        N/A       5.13%

----------------------------------------------------------------------------
 MSCI EAFE INDEX(b)               38.59%   -0.05%        N/A       3.05%

----------------------------------------------------------------------------

 CLASS III                                                      3/31/87

----------------------------------------------------------------------------
 RETURN BEFORE TAXES              43.51%    7.22%      7.42%       9.33%

----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   43.06%    5.76%      5.25%       7.41%

----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                          29.15%    5.45%      5.22%       7.19%

----------------------------------------------------------------------------
 S&P/CITIGROUP PMI EPAC VALUE
  STYLE INDEX(a)                  42.12%    3.07%      6.53%         N/A

----------------------------------------------------------------------------
 MSCI EAFE INDEX(b)               38.59%   -0.05%      4.47%       4.87%

----------------------------------------------------------------------------

 CLASS IV                                                        1/9/98

----------------------------------------------------------------------------
 RETURN BEFORE TAXES              43.61%    7.29%        N/A       8.87%

----------------------------------------------------------------------------
 S&P/CITIGROUP PMI EPAC VALUE
  STYLE INDEX(a)                  42.12%    3.07%        N/A       5.78%

----------------------------------------------------------------------------
 MSCI EAFE INDEX(b)               38.59%   -0.05%        N/A       3.52%

----------------------------------------------------------------------------

(a) Fund's benchmark.

(b) The MSCI EAFE Index (Europe, Australasia, and Far East) is a large capitalization international stock index, which is independently maintained and published by Morgan Stanley Capital International.

FEES AND EXPENSES

     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)   CLASS II     CLASS III     CLASS IV
  ---------------------------------------------------------------------------------------------------------------------------
  Management fee                                                                            0.54%        0.54%         0.54%

  Shareholder service fee                                                                   0.22%        0.15%         0.09%

  Other expenses                                                                            0.09%        0.09%         0.09%

  Total annual operating expenses                                                           0.85%        0.78%         0.72%

  Expense reimbursement                                                                     0.09%(1)     0.09%(1)      0.09%(1)

  Net annual expenses                                                                       0.76%        0.69%         0.63%

(1) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2005 to the extent the Fund's total annual operating expenses (not including shareholder service fees and certain other expenses described on page 8 of this Prospectus) exceed 0.54% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class II                                                        $78      $262      $463      $1,041
Class III                                                       $70      $240      $424      $  958
Class IV                                                        $64      $221      $392      $  886

       * After reimbursement

                         DESCRIPTION OF PRINCIPAL RISKS

     Investing in mutual funds involves risk, including the risk that the strategies and techniques of the Manager will fail to produce the desired results. The Fund is subject to certain risks based on the types of investments in the Fund's portfolio and the investment strategies the Fund employs. Factors that may affect the Fund's portfolio as a whole are called "principal risks" and are summarized in this section. This summary describes the nature of these principal risks and certain related risks, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments made by the Fund may change over time. The SAI includes more information about the Fund and its investments. An investment in the Fund is not a bank deposit and therefore is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. By itself, the Fund does not constitute a complete investment program.

     - MARKET RISK. The Fund is subject to market risk, which is the risk of unfavorable market-induced changes in the value of the securities owned by the Fund. General market risks associated with investments in equity securities include the following:

     EQUITY SECURITIES. A principal risk of the Fund, which has significant exposure to equity securities, is that those equity securities will decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The values of equity securities may decline for a number of reasons that directly relate to the issuing company, such as management performance, financial leverage, and reduced demand for the issuer's goods or services. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally.

     The Fund maintains substantial exposure to equities and generally does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

     VALUE SECURITIES RISK. Some equity securities (generally referred to as "value securities") are purchased primarily because they are selling at a price below what the Manager believes to be their true value and not necessarily because the issuing companies are expected to experience significant earnings growth. These securities bear the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be out of favor, or that the market may not recognize the value of those companies, such that the price of their securities may decline or may not approach the value that the Manager anticipates. These risks are particularly pronounced for the Fund because it invests primarily in value securities.

     - LIQUIDITY RISK. Liquidity risk exists when particular securities are difficult to sell due to a limited market or to legal restrictions, such that the Fund may be prevented from selling particular securities at the price at which the Fund values them. Because the Fund's principal investment strategies typically involve foreign securities and derivatives, the Fund will tend to have increased exposure to liquidity risk. These securities are more likely to be fair valued (see "Determination of Net Asset Value").

     - DERIVATIVES RISK. The Fund may use derivatives, which are financial contracts whose values depend upon, or are derived from, the values of underlying assets, reference rates, or indices. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indices. The Fund may use derivatives for many purposes, including for hedging and as a substitute for direct investment in securities or other assets. The Fund may also use derivatives as a way to adjust efficiently the exposure of the Fund to various securities, markets, and currencies without the Fund's actually having to sell current assets and make new investments. This is generally done because the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of Fund assets and making new investments over time. For a description of the various derivative instruments that may be utilized by the Fund, refer to the SAI.

     The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other more traditional assets. Derivatives are subject to a number of risks described elsewhere in this section, including market risk, liquidity risk, and the credit risk of the counterparty to the derivatives contract. Since their value is calculated and derived from the value of other assets, instruments, or references, there is greater risk that derivatives will be improperly valued. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with the assets, rates, or indices they are designed to hedge or closely track. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The use of derivatives may also increase the amount of taxes payable by shareholders. Many derivative instruments also have documentation risk. Because the contract for each OTC derivative transaction is individually negotiated with a specific counterparty, the Fund is subject to the risk that the parties may interpret contractual terms (e.g., the definition of default) differently when the Fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty.

     - FOREIGN INVESTMENT RISK. Because the Fund invests in securities traded principally in securities markets outside the United States, it is subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs, and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. Also, for lesser developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political changes, or diplomatic developments could adversely affect the Fund's investments. In the event of a nationalization, expropriation, or other confiscation, the Fund could lose its entire investment in a foreign security.

     To the extent the Fund invests a significant portion of its assets in the securities of issuers based in countries with "emerging market" economies, it is subject to greater levels of foreign investment risk than funds investing primarily in more developed foreign markets, since emerging market securities may present market, credit, currency, liquidity, legal, political, and other risks greater than, or in addition to, risks of investing in developed foreign countries. These risks include: high currency exchange rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments in foreign jurisdictions; and significantly smaller market capitalizations of emerging market issuers.

     - CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's investments. Currency risk includes both the risk that currencies in which the Fund's investments are traded or currencies in which the Fund has taken an active investment position will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad.

     The Fund may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the Fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the Fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. The Fund may also take active currency positions and may cross-hedge currency exposure represented by its securities into another foreign currency. This may result in the Fund's currency exposure being substantially different than that suggested by its securities investments.

     If the Fund has foreign currency holdings and/or invests or trades in securities denominated in foreign currencies or related derivative instruments, it may be adversely affected by changes in foreign currency exchange rates. Currency risk is particularly pronounced for the Fund because it regularly enters into derivative foreign currency transactions and may take active long and short currency positions through exchange-traded and OTC foreign currency transactions for investment purposes. Derivative foreign currency transactions (such as futures, forwards, and swaps) may also involve leveraging risk, in addition to currency risk, as described below under "Leveraging Risk."

     - LEVERAGING RISK. The Fund may invest in derivatives, which may result in leverage. Leverage may disproportionately increase the Fund's portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing. Also, the Fund may be leveraged if it temporarily borrows money to meet redemption requests and/or to settle investment transactions.

     The net long exposure of the Fund (including direct investment in securities and long derivative positions in securities and/or "baskets" or indexes of equity securities (such as swap contracts and futures contracts)) will not exceed 100% of the Fund's net assets. The Fund may manage certain of its derivatives positions by maintaining an amount of cash or liquid securities equal to the face value of those positions. The Fund also may offset derivatives positions against one another or against other assets to manage effective market exposure resulting from derivatives in a portfolio. To the extent offsetting positions do not behave in relation to one another as expected, the Fund may perform as it is leveraged.

     - FOCUSED INVESTMENT RISK. Overall risk can be reduced by geographic or industry diversification, and increased by focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another. Therefore, a fund whose investments are focused in particular countries or regions or in industries with high positive correlations to one another (e.g., different industries within broad sectors, such as technology or financial services) should only be considered as part of a diversified portfolio including other assets.

     A fund that focuses its investments in securities of issuers in industries with high positive correlations to one another may be particularly vulnerable to events affecting companies in those industries because the companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political, or other developments. Similarly, funds that invest significant portions of their assets in a narrowly defined geographic region or in a particular foreign country may be particularly vulnerable to events affecting companies located in that region or country because the companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political, or other developments.

     - CREDIT AND COUNTERPARTY RISK. This is the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund's securities, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations. In addition, the Fund would be exposed to credit risk to the extent it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of Fund securities or the use of repurchase agreements. OTC derivatives transactions can only be closed out with the other party to the transaction. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, the Fund will succeed in enforcing them. The Fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. While the Manager intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.

     - MANAGEMENT RISK. The Fund is subject to management risk because it relies on the Manager's ability to pursue its objective. The Manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Manager may fail to use derivatives effectively, for example, choosing to hedge or not to hedge positions precisely when it is least advantageous to do so. The Fund generally does not attempt to time the market and instead generally stays fully invested in foreign equities. Notwithstanding its benchmark, the Fund may buy securities not included in its benchmark or hold securities in very different proportions than its benchmark.

                             MANAGEMENT OF THE FUND

     GMO, 40 Rowes Wharf, Boston, Massachusetts 02110, provides investment advisory services to the Fund. GMO is a private company, founded in 1977. As of May 31, 2004, GMO managed on a worldwide basis more than $63 billion for institutional investors such as pension plans, endowments, foundations, and the funds of GMO Trust (the "Trust").

     Subject to the approval of the Trustees, the Manager establishes and modifies when necessary the investment strategies of the Fund. In addition to its management services to the Fund, the Manager administers the Fund's business affairs.

     Each class of shares of the Fund pays the Manager a shareholder service fee for providing direct client service and reporting, such as performance information reporting, client account information, personal and electronic access to Fund information, access to analysis and explanations of Fund reports, and assistance to correct and maintain client-related information.

     For the fiscal year ended February 29, 2004, the Manager received as compensation for management services rendered in such year (after any applicable waivers or reimbursements) 0.45% of the Fund's average daily net assets.

     Day-to-day management of the Fund is the responsibility of the Manager's International Quantitative division, comprised of investment professionals associated with the Manager. No one person is primarily responsible for making recommendations to any investment division.

CUSTODIANS

     Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, serves as the Fund's custodian.

TRANSFER AGENT

     Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, Massachusetts 02116, serves as the Fund's transfer agent.

EXPENSE REIMBURSEMENT

     As more fully described in the Fund's "Fees and expenses" table, the Manager has contractually agreed to reimburse the Fund with respect to certain expenses through at least June 30, 2005. The following expenses are specifically excluded from the Manager's reimbursement obligation: Shareholder Service Fees, fees and expenses (including legal fees) of the independent trustees of the Trust, brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense, and transfer taxes.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value or "NAV" of a share is determined as of the close of regular trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. Eastern time. The Fund will not determine its NAV on any day when the NYSE is closed for business. The Fund also may not determine its NAV on days during which no security is tendered for redemption and no order to purchase or sell a security is received by the Fund. The Fund's net asset value is determined by dividing the total value of the Fund's portfolio investments and other assets, less any liabilities, by the total outstanding shares of the Fund. The value of the Fund's investments is generally determined as follows:

Exchange listed securities

     - Last sale price or

     - Official closing price or

     - Most recent bid price (if no reported sale or official closing price) or

     - Broker bid (if the private market is more relevant in determining market value than the exchange), based on where the securities are principally traded and their intended disposition

     (Also, see discussion in "Fair Value Pricing" below regarding foreign equity securities.)

Unlisted securities (if market quotations are readily available)

     - Most recent quoted bid price

Certain debt obligations (if less than sixty days remain until maturity)

     - Amortized cost (unless circumstances dictate otherwise; for example, if the issuer's creditworthiness has become impaired)

All other fixed income securities and options on those securities (except for options written by the Fund) (includes bonds, loans, structured notes)

     - Closing bid supplied by a primary pricing source chosen by the Manager

Options written by the Fund

     - Most recent ask price

"Fair Value" Pricing

     For all other assets and securities, and in cases where market prices are not readily available or circumstances render an existing methodology or procedure unreliable, the Fund's investments will be valued at "fair value," as determined in good faith by the Trustees or pursuant to procedures approved by the Trustees.

     With respect to the Fund's use of "fair value" pricing, investors should note the following:

        - In certain cases, a significant percentage of the Fund's assets may be "fair valued." The value of assets that are "fair valued" is determined by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Some of the factors that may be considered in determining "fair value" are the value of other financial instruments traded on other markets, trading volumes, changes in interest rates, observations from financial institutions, significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time that the Fund's net asset value is calculated, and other news events. Although the goal of fair valuation is to determine the amount which the owner of the securities might reasonably expect to receive upon their current sale, because of the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different than the value realized upon such asset's sale.

        - Many foreign equity securities markets and exchanges close prior to the close of the NYSE, and, therefore, the closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Trust has adopted fair value pricing procedures that, among other things, generally require that the Fund's foreign equity securities be valued using fair value prices based on modeling tools by third party vendors to the extent that those fair value prices are available.

     The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at current exchange rates or at such other rates as the Trustees or persons acting at their direction may determine in computing net asset value.

     The Manager evaluates primary pricing sources on an ongoing basis, and may change any pricing source at any time. However, the Manager will not normally evaluate the prices supplied by the pricing sources on a day-to-day basis. The Manager is kept informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and may in its discretion override a price supplied by a source (by taking a price supplied from another) because of such price activity or because the Manager has other reasons to believe that a price supplied may not be reliable. Certain securities may be valued on the basis of a price provided by a principal market maker. Prices provided by principal market makers may vary from the value that would be realized if the securities were sold. In addition, because the Fund holds portfolio securities listed on foreign exchanges that trade on days on which the NYSE is closed, the net asset value of the Fund's shares may be significantly affected on days when investors cannot redeem their shares in the Fund.

                             HOW TO PURCHASE SHARES

     You may purchase the Fund's shares from the Trust on any day when the NYSE is open for business. In addition, certain brokers and agents are authorized to accept purchase and redemption orders on the Fund's behalf. These brokers and agents may impose transaction fees and/or other restrictions (in addition to those described in this Prospectus) for purchasing Fund shares through them. For instructions on purchasing shares, call the Trust at (617) 346-7646, send an e-mail to SHS@GMO.com, or contact your broker or agent.

     PURCHASE POLICIES. An investor must submit a purchase request in good order to avoid having it rejected by the Trust or its agent. A purchase request is in good order if it includes:

     - The signature of an authorized signatory as identified in the application;

     - The investor's name and/or the account number (if any) set forth with sufficient clarity to avoid ambiguity;

     - The name of the Fund being purchased;

     - The dollar amount of shares to be purchased;

     - The date on which purchase is to be made (subject to receipt prior to the close of regular trading on that date); and

     - Payment in full (by check, wire, or securities).

        - If payment is not received prior to the close of regular trading on the intended purchase date, the request may be rejected unless prior arrangements have been approved for later payment.

     If the purchase request is received by the Trust or its agent prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time), the purchase price is the net asset value per share determined on that day for the Fund shares to be purchased. If the purchase request is received after the close of regular trading on the NYSE, the purchase price is the net asset value per share determined on the next business day for the Fund shares to be purchased unless the investor has instructed Shareholder Services in writing to defer the purchase to another day.

     The Trust and its agent reserve the right to reject any order. In addition, the Fund may temporarily or permanently close to some or all new subscriptions and/or additional investments from existing shareholders.

     Minimum investment amounts for each class of shares of the Fund are set forth in the table on page 12 of this Prospectus. There is no minimum additional investment required to purchase additional shares of the Fund. The Trust may waive initial minimums for certain accounts.

     Funds advised or sub-advised by GMO ("Top Funds") may purchase shares of the Fund after the close of regular trading on the NYSE (the "Cut-off Time") and receive the current day's price if the following conditions are met: (i) the Top Fund received a purchase request prior to the Cut-off Time on that day; and (ii) the purchases by the Top Funds of shares of the Fund are executed pursuant to an allocation predetermined by GMO prior to that day's Cut-off Time.

     SUBMITTING YOUR PURCHASE ORDER FORM. Completed purchase order forms can be submitted by MAIL or by FACSIMILE to the Trust at:

                                   GMO Trust
                   c/o Grantham, Mayo, Van Otterloo & Co. LLC
                                 40 Rowes Wharf
                          Boston, Massachusetts 02110
                           Facsimile: (617) 439-4192
                        Attention: Shareholder Services

     Call the Trust at (617) 346-7646 or send an e-mail to SHS@GMO.com to CONFIRM RECEIPT of your purchase order form. Do not send cash, checks, or securities directly to the Trust. Purchase requests submitted by mail are "received" by the Trust when actually delivered to the Trust or its agent.

     FUNDING YOUR INVESTMENT.  You may purchase shares:

     - with cash (via wire transfer or check)

        - BY WIRE.  Instruct your bank to wire the amount of your investment to:

             Investors Bank & Trust Company, Boston, Massachusetts
                               ABA#: 011-001-438
                              Attn: Transfer Agent
                     Credit: GMO Deposit Account 55555-4444
                Further credit: GMO Fund/Account name and number

        - BY CHECK. All checks must be made payable to the Fund or to GMO Trust. The Trust will not accept any checks payable to a third party which have been endorsed by the payee to the Trust. Mail checks to:

                    By U.S. Postal Service:                                 By Overnight Courier:
                Investors Bank & Trust Company                          Investors Bank & Trust Company
                   GMO Transfer Agent MFD 23                               GMO Transfer Agent MFD 23
                         P.O. Box 642                                  200 Clarendon Street, 16th Floor
                     Boston, MA 02117-0642                                     Boston, MA 02116

     - by exchange (from another GMO Trust fund)

        - written instruction should be sent to GMO Trust's Shareholder Services at (617) 439 4192 (facsimile)

     - in exchange for securities acceptable to the Manager

        - securities must be approved by the Manager prior to transfer to the Fund

        - securities will be valued as set forth under "Determination of Net Asset Value"

     - by a combination of cash and securities

     The Fund will not honor requests for purchases or exchanges by shareholders who identify themselves or are identified as "market-timers." Market timers are generally those investors who repeatedly make exchanges and/or purchases and redemptions (or redemptions and purchases) within a short period of time or otherwise engage in frequent transactions in a manner that may be disruptive to the Fund, as reasonably determined by the Manager. There is no assurance that the Fund will be effective in identifying or preventing market timing in all instances. The Fund does not automatically redeem shares that are the subject of a rejected exchange request.

                              HOW TO REDEEM SHARES

     You may redeem the Fund's shares on any day when the NYSE is open for business. Redemption requests should be submitted to the Trust unless the Fund shares to be redeemed were purchased through a broker or agent, in which case the redemption request should be processed through that broker or agent. The broker or agent may impose transaction fees and/or other restrictions (in addition to those described in this Prospectus) for redeeming Fund shares through it. For instructions on redeeming shares, call the Trust at (617) 346-7646, send an e-mail to SHS@GMO.com, or contact your broker or agent.

     REDEMPTION POLICIES. An investor must submit a redemption request in good order to avoid having it rejected by the Trust or its agent. A redemption request is in good order if it includes:

     - The signature of an authorized signatory as identified in the application;

     - The investor's name and/or the account number set forth with sufficient clarity to avoid ambiguity;

     - The name of the Fund being redeemed;

     - The number of shares or the dollar amount of shares to be redeemed; and

     - The date on which redemption is to be made (subject to receipt prior to the close of regular trading on that date).

     If the redemption request is received by the Trust or its agent prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time), the redemption price is the net asset value per share determined on that day for the Fund shares to be redeemed. If the redemption request is received after the close of regular trading on the NYSE, the redemption price is the net asset value per share determined on the next business day for the Fund shares to be redeemed unless the investor has instructed Shareholder Services in writing to defer the redemption to another day.

     If the Manager determines, in its sole discretion, that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in-kind of securities held by the Fund instead of cash.

     If a redemption is made in cash:

     - payment will be made in federal funds transferred to the account designated in writing by authorized persons

        - designation of additional accounts and any change in the accounts originally designated must be made in writing by an authorized person

     - upon request, payment will be made by check mailed to the registration address

     - the Trust may take up to seven days to remit proceeds.

     If a redemption is made in-kind, it is important for you to note:

     - securities used to redeem Fund shares will be valued as set forth under "Determination of Net Asset Value"

     - securities distributed by the Fund will be selected by the Manager in light of the Fund's objective and may not represent a pro rata distribution of each security held in the Fund's portfolio

     - you may incur brokerage charges on the sale of any securities received as a result of an in-kind redemption

     - in-kind redemptions will be transferred and delivered by the Trust as directed in writing by an authorized person

     - the Trust may take up to seven days to remit proceeds.

     The Fund may suspend the right of redemption and may postpone payment for more than seven days:

     - if the NYSE is closed on days other than weekends or holidays

     - during periods when trading on the NYSE is restricted

     - during an emergency which makes it impracticable for the Fund to dispose of its securities or to fairly determine the net asset value of the Fund

     - during any other period permitted by the Securities and Exchange Commission for the protection of investors

     Pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust, the Trust has the right to redeem unilaterally at any time any shareholder of the Fund if at such time: (i) the shareholder owns shares of the Fund or any class thereof having an aggregate net asset value of less than an amount determined from time to time by the Trustees; or (ii) the shareholder owns shares of the Fund or class thereof equal to or in excess of a percentage determined from time to time by the Trustees of the outstanding shares of the Trust or of the Fund or class thereof. The Trustees currently have not determined a minimum amount for the Fund, nor have the Trustees determined a maximum percentage of outstanding shares for the Trust or the Fund.

     Top Funds may redeem shares of the Fund after the Cut-off Time and receive the current day's price if the following conditions are met: (i) the Top Fund received a redemption request prior to the Cut-off Time on that day; and (ii) the redemption of the shares of the Fund is executed pursuant to an allocation predetermined by GMO prior to that day's Cut-off Time.

     SUBMITTING YOUR REDEMPTION REQUEST. Redemption requests can be submitted by MAIL or by FACSIMILE to the Trust at the address/facsimile number set forth under "How to Purchase Shares -- Submitting Your Purchase Order Form." Redemption requests submitted by mail are "received" by the Trust when actually delivered to the Trust or its agent. Call the Trust at (617) 346-7646 or send an e-mail to SHS@GMO.com to CONFIRM RECEIPT of redemption requests.

                                MULTIPLE CLASSES

     The Fund offers multiple classes of shares. The sole economic difference among the various classes of shares described in this Prospectus is the level of Shareholder Service Fee that the classes bear for client and shareholder service, reporting and other support, reflecting the fact that, as the size of a client relationship increases, the cost to service that client decreases as a percentage of the assets in that account. Thus, the Shareholder Service Fee may be lower for classes where eligibility criteria require greater total assets under GMO's management.

MINIMUM INVESTMENT CRITERIA FOR CLASS II AND CLASS III ELIGIBILITY

----------------------------------------------------------------------------------------------------

                                       MINIMUM TOTAL                       MINIMUM TOTAL
                                      FUND INVESTMENT                      INVESTMENT(1)
----------------------------------------------------------------------------------------------------
          CLASS II                          NA                              $5 million
----------------------------------------------------------------------------------------------------
         CLASS III                          NA                              $35 million
----------------------------------------------------------------------------------------------------

----------------------------  -------------------------------
                                        SHAREHOLDER
                                        SERVICE FEE
                                    (AS A % OF AVERAGE
                                     DAILY NET ASSETS)
----------------------------  -------------------------------
          CLASS II                         0.22%
---------------------------------------------------------------------------------------------
         CLASS III                         0.15%
----------------------------------------------------------------------------------------------------

(1) The eligibility requirements in the table above are subject to certain exceptions and special rules for certain plan investors and for certain clients with continuous client relationships with GMO since May 31, 1996.

MINIMUM INVESTMENT CRITERIA FOR CLASS IV ELIGIBILITY

----------------------------------------------------------------------------------------------------
                                                                           MINIMUM TOTAL
                                                                          INVESTMENT PLUS
                                       MINIMUM TOTAL                       MINIMUM FUND
                                      FUND INVESTMENT                       INVESTMENT
----------------------------------------------------------------------------------------------------
                                                                         $250 million plus
          CLASS IV                     $125 million                     $35 million in Fund
----------------------------------------------------------------------------------------------------

----------------------------  -------------------------------
                                        SHAREHOLDER
                                        SERVICE FEE
                                    (AS A % OF AVERAGE
                                     DAILY NET ASSETS)
----------------------------  -------------------------------
          CLASS IV                         0.09%
----------------------------------------------------------------------------------------------------

     Eligibility for different classes of the Fund depends upon the client meeting either (i) the minimum "Total Fund Investment" set forth in the above table, which includes only a client's total investment in the Fund, or (ii) the minimum "Total Investment" set forth in the above table, calculated as described below; provided that clients who qualify for Class IV Shares of the Fund as a result of satisfying the minimum Total Investment requirements for the Fund must also make a minimum investment in the Fund, as set forth in the above table.

DETERMINATION OF TOTAL INVESTMENT

     A client's Total Investment equals the market value of all the client's assets managed by GMO and its affiliates (1) at the time of initial investment,
(2) at close of business on the last business day of each calendar quarter, or
(3) at other times as determined by the Manager (each, a "Determination Date").

     For clients with GMO accounts as of May 31, 1996: Any client whose Total Investment as of May 31, 1996 (prior to the issuance of multiple classes of shares) was equal to or greater than $7 million will remain eligible for Class III Shares indefinitely, provided that such client does not make a withdrawal or redemption that causes the client's Total Investment to fall below $7 million. Clients whose Total Investment as of May 31, 1996 was less than $7 million but greater than $0 will be eligible for conversion to Class II Shares indefinitely.

You should note:

     - There is no minimum additional investment required to purchase additional shares of the Fund for any class of shares.

     - The Manager will make all determinations as to the aggregation of client accounts for purposes of determining eligibility.

     - Eligibility requirements for each class of shares are subject to change upon notice to shareholders.

     - The Trust may waive eligibility requirements for certain accounts or special situations (e.g., certain other GMO mutual funds that may invest in the Fund generally invest in the least expensive class then being offered by the Fund).

     - All investments by defined contribution plans through an intermediary are invested in Class III Shares.

CONVERSIONS BETWEEN CLASSES

     Each client's Total Fund Investment and Total Investment are determined by GMO on each Determination Date. Based on this determination, and subject to the following, each client's shares of the Fund identified for conversion will be converted to the class of shares of the Fund with the lowest Shareholder Service Fee for which the client satisfies all minimum investment requirements (or, to the extent the client already holds shares of that class, the client will remain in that class). With respect to the Fund:

     - To the extent a client satisfies all minimum investment requirements for a class of shares then being offered that bears a lower Shareholder Service Fee than the class held by the client on the Determination Date, the client's shares identified for conversion will be automatically converted to that class within 45 calendar days following the Determination Date on a date selected by the Manager.

     - To the extent a client no longer satisfies all minimum investment requirements for the class of shares held by the client on the last Determination Date of a calendar year, the Trust will convert the client's shares to the class that is then being offered bearing the lowest Shareholder Service Fee for which the client satisfies all minimum investment requirements (and which class will typically bear a higher Shareholder Service Fee than the class then held by the client). To the extent the client no longer satisfies all minimum investment requirements for any class of the Fund as of the last Determination Date of a calendar year, the Trust will convert the client's shares to the class of the Fund then being offered bearing the highest Shareholder Service Fee. Notwithstanding the foregoing, a client's shares will not be converted to a class of shares bearing a higher Shareholder Service Fee without at least 15 calendar days' prior notice by the Trust so that the client has a reasonable opportunity, by making an additional investment, to remain eligible for the client's current class of shares. Any conversion of a client's shares to a class of shares bearing a higher Shareholder Service Fee will occur within 60 calendar days following the last Determination Date of a calendar year.

     The Trust has been advised by counsel that the conversion of a client's investment from one class of shares to another class of shares of the Fund should not result in the recognition of gain or loss in the converted shares. The client's tax basis in the new class of shares immediately after the conversion should equal the client's basis in the converted shares immediately before conversion, and the holding period of the new class of shares should include the holding period of the converted shares.

                            DISTRIBUTIONS AND TAXES

     The policy of the Fund is to declare and pay distributions of its net income semi-annually. The Fund also intends to distribute net gains, whether from the sale of securities held by the Fund for not more than one year (i.e., net short-term capital gains) or from the sale of securities held by the Fund for more than one year (i.e., net long-term capital gains), at least annually. The Fund is treated as a separate taxable entity for federal income tax purposes and intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

     All dividends and/or distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash. Shareholders may make this election by marking the appropriate box on the purchase order form, by writing to the Trust, or by notifying their broker or agent.

It is important for you to note:

     - For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned shares in the Fund. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends are taxable to shareholders as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less are taxable to shareholders as ordinary income.

     - For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxable to shareholders taxed as individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. Long-term capital gain rates applicable to most individuals have been temporarily reduced to 15% (with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008.

     - Distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

     - Distributions by the Fund are taxable to a shareholder even if they are paid from income or gains earned by the Fund before that shareholder invested in the Fund (and accordingly such income or gains were included in the price the shareholder paid for the Fund's shares). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. Any gain resulting from a shareholder's sale, exchange, or redemption of Fund shares generally will be taxable to the shareholder as capital gain.

     - The Fund's investment in foreign securities may be subject to foreign withholding taxes on dividends, interest, or capital gains which will decrease the Fund's yield. The foreign withholding tax rates applicable to the Fund's investments in certain foreign jurisdictions may be higher if the Fund has a significant number of non-U.S. shareholders than if it has fewer non-U.S. shareholders. In certain instances, shareholders may be entitled to claim a credit or deduction with respect to foreign taxes.

     - The Fund's investment in foreign securities, foreign currencies, debt obligations issued or purchased at a discount, asset-backed and mortgage-backed securities, assets "marked to the market" for federal income tax purposes and, potentially, so-called "indexed securities" (including inflation-indexed bonds) may increase or accelerate the Fund's recognition of income, including the recognition of taxable income in excess of the cash generated by such investments. These investments may, therefore, affect the timing or amount of the Fund's distributions and may cause the Fund to liquidate other investments at a time when it is not advantageous to do so in order to satisfy the distribution requirements that apply to entities taxed as regulated investment companies.

     - The Fund's use of derivatives and securities lending may increase the amount of taxes payable by its shareholders.

     The above is a general summary of the principal federal income tax consequences of investing in the Fund for shareholders who are U.S. citizens, residents, or domestic corporations. You should consult your own tax advisors about the precise tax consequences of an investment in the Fund in light of your particular tax situation, including possible foreign, state, local, or other applicable tax laws (including the federal alternative minimum tax).

                      (This page intentionally left blank)

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

     The financial highlight table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except as otherwise noted, this information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Trust's Annual Reports, which are incorporated by reference in the SAI and available upon request. Information is presented for each class of shares of the Fund that had investment operations during the reporting periods and is currently being offered.

INTERNATIONAL INTRINSIC VALUE FUND*

                                                         CLASS II SHARES                         CLASS III SHARES
                                     -------------------------------------------------------     ----------
                                                   YEAR ENDED FEBRUARY 28/29,                    YEAR ENDED FEBRUARY 28/29,
                                     -------------------------------------------------------     ----------
                                      2004        2003        2002        2001        2000          2004
                                     -------     -------     -------     -------     -------     ----------
Net asset value, beginning of
  period...........................  $ 16.04     $ 17.41     $ 20.30     $ 20.85     $ 20.33     $    16.13
                                     -------     -------     -------     -------     -------     ----------
Income (loss) from investment
  operations:
  Net investment income(b).........     0.44        0.37        0.28        0.40        0.41           0.45
  Net realized and unrealized gain
    (loss).........................     8.31       (1.05)      (2.44)       1.11        1.33           8.36
                                     -------     -------     -------     -------     -------     ----------
    Total from investment
      operations...................     8.75       (0.68)      (2.16)       1.51        1.74           8.81
                                     -------     -------     -------     -------     -------     ----------
Less distributions to shareholders:
  From net investment income.......    (0.61)      (0.69)      (0.73)      (0.22)      (0.56)         (0.62)
  From net realized gains..........       --          --          --       (1.84)      (0.66)            --
                                     -------     -------     -------     -------     -------     ----------
    Total distributions............    (0.61)      (0.69)      (0.73)      (2.06)      (1.22)         (0.62)
                                     -------     -------     -------     -------     -------     ----------
Net asset value, end of period.....  $ 24.18     $ 16.04     $ 17.41     $ 20.30     $ 20.85     $    24.32
                                     =======     =======     =======     =======     =======     ==========
Total Return(a)....................    54.99%      (4.11)%    (10.71)%      7.25%       8.09%         55.05%
Ratios/Supplemental Data:
  Net assets, end of period
    (000's)........................  $85,625     $67,896     $42,495     $15,284     $21,162     $1,350,850
  Net expenses to average daily net
    assets.........................     0.76%       0.76%       0.76%       0.76%       0.76%          0.69%
  Net investment income to average
    daily net assets...............     2.15%       2.06%       1.56%       1.88%       1.84%          2.22%
  Portfolio turnover rate..........       44%         51%         51%         31%         53%            44%
  Fees and expenses reimbursed by
    the Manager to average daily
    net assets.....................     0.09%       0.10%       0.10%       0.08%       0.09%          0.09%

                                                     CLASS III SHARES
                                     -----------------------------------------------------
                                                YEAR ENDED FEBRUARY 28/29,
                                     -----------------------------------------------------
                                       2003          2002           2001           2000
                                     --------     ----------     ----------     ----------
Net asset value, beginning of
  period...........................  $  17.50     $    20.37     $    20.91     $    20.38
                                     --------     ----------     ----------     ----------
Income (loss) from investment
  operations:
  Net investment income(b).........      0.40           0.44           0.44           0.47
  Net realized and unrealized gain
    (loss).........................     (1.08)         (2.59)          1.09           1.28
                                     --------     ----------     ----------     ----------
    Total from investment
      operations...................     (0.68)         (2.15)          1.53           1.75
                                     --------     ----------     ----------     ----------
Less distributions to shareholders:
  From net investment income.......     (0.69)         (0.72)         (0.23)         (0.56)
  From net realized gains..........        --             --          (1.84)         (0.66)
                                     --------     ----------     ----------     ----------
    Total distributions............     (0.69)         (0.72)         (2.07)         (1.22)
                                     --------     ----------     ----------     ----------
Net asset value, end of period.....  $  16.13     $    17.50     $    20.37     $    20.91
                                     ========     ==========     ==========     ==========
Total Return(a)....................     (4.05)%       (10.60)%         7.32%          8.20%
Ratios/Supplemental Data:
  Net assets, end of period
    (000's)........................  $845,997     $1,053,104     $1,280,603     $1,799,929
  Net expenses to average daily net
    assets.........................      0.69%          0.69%          0.69%          0.69%
  Net investment income to average
    daily net assets...............      2.26%          2.37%          2.07%          2.09%
  Portfolio turnover rate..........        51%            51%            31%            53%
  Fees and expenses reimbursed by
    the Manager to average daily
    net assets.....................      0.10%          0.10%          0.08%          0.09%

(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(b) Computed using average shares outstanding throughout the period.
* Effective February 1, 2001, the "GMO International Core Fund" was renamed the "GMO International Intrinsic Value Fund."

                                 CLASS IV SHARES
         ----------------------------------------------------------------
                            YEAR ENDED FEBRUARY 28/29,
         ----------------------------------------------------------------
           2004          2003          2002          2001          2000
         --------      --------      --------      --------      --------
         $  16.12      $  17.50      $  20.37      $  20.90      $  20.37
         --------      --------      --------      --------      --------
             0.43          0.38          0.36          0.50          0.55
             8.39         (1.05)        (2.49)         1.05          1.21
         --------      --------      --------      --------      --------
             8.82         (0.67)        (2.13)         1.55          1.76
         --------      --------      --------      --------      --------

            (0.63)        (0.71)        (0.74)        (0.24)        (0.57)
               --            --            --         (1.84)        (0.66)
         --------      --------      --------      --------      --------
            (0.63)        (0.71)        (0.74)        (2.08)        (1.23)
         --------      --------      --------      --------      --------
         $  24.31      $  16.12      $  17.50      $  20.37      $  20.90
         ========      ========      ========      ========      ========
            55.15%        (4.02)%      (10.52)%        7.45%         8.18%

         $863,612      $334,240      $248,579      $155,558      $291,894

             0.63%         0.63%         0.63%         0.63%         0.63%

             2.08%         2.13%         1.97%         2.34%         2.47%
               44%           51%           51%           31%           53%

             0.09%         0.10%         0.10%         0.08%         0.09%

                                   GMO TRUST

                             ADDITIONAL INFORMATION

     The Fund's annual and semi-annual reports to shareholders contain additional information about the Fund's investments. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's annual and semi-annual reports and the Fund's SAI are available free of charge by writing to GMO, 40 Rowes Wharf, Boston, Massachusetts 02110, or by calling collect (617) 346-7646. The SAI contains more detailed information about the Fund and is incorporated by reference into this Prospectus, which means that it is legally considered to be part of this Prospectus.

     Investors can review and copy the Prospectus, SAI, and reports at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

     Certain portfolio information (e.g., portfolio holdings) may be made available to shareholders, consultants, data vendors, and other investment professionals who request it more frequently than that information is otherwise made publicly available. However, such information will be disclosed only if the Fund has a legitimate business purpose for doing so and the recipient signs a confidentiality agreement. Neither GMO Trust nor GMO will receive any compensation in connection with providing portfolio information.

                             SHAREHOLDER INQUIRIES

                      Shareholders may request additional
                   information from and direct inquiries to:
                            Shareholder Services at
                    Grantham, Mayo, Van Otterloo & Co. LLC,
                        40 Rowes Wharf, Boston, MA 02110
                         1-617-346-7646 (CALL COLLECT)
                              1-617-439-4192 (FAX)
                                  SHS@GMO.com
                          website: http://www.gmo.com

                                  DISTRIBUTOR

                            Funds Distributor, Inc.
                         100 Summer Street, 15th Floor
                          Boston, Massachusetts 02110

                                INVESTMENT COMPANY ACT FILE NO. 811-4347